Supplement Dated May 1, 2011
to Prospectus Dated May 1, 2011
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2011 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates.  This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

TABLE OF CONTENTS
Page
Benefits and Risks	2
Fee Tables	2
Portfolio Companies	3
The Funds	3
Investment Manager	4
Investment Subadvisers for the Prudential Series Fund	4
Investment Advisers for Unaffiliated Funds / Portfolios	5
Charges and Expenses	5
Charge for Taxes Attributable to Premiums	5
Daily Charges for Mortality And Expense Risks	5
Daily Charges for Investment Management Fees And Expenses	6
Monthly COI Charge	6
Possible Additional Charges	6
The Fixed Account	6
Eligibility and Enrollment	6
Eligibility	6
Enrollment Period	6
“Free Look” Period	7
Coverage Information	7
Face Amount	7
Evidence of Good Health	7
Changes in Face Amount	7
Increases in Face Amount	7
Decreases in Face Amount	7
Conversion	7
Definition of Life Insurance	8
Additional Insurance Benefits	8
Accelerated Benefit Option	8
Exclusions	8
Changes in Personal Status	8
Continuing Coverage When You Become Disabled	8
Continuing Coverage When You Retire	8
Continuing Coverage If You Leave the Company For Reasons Other Than Retirement	8
Termination of the Group Contracts	9
Premiums	9
Payment of Premiums	9
When Monthly Charges are Deducted	9
If you make routine premium payments directly to Prudential	9
TABLE OF CONTENTS OF THE FUND PROSPECTUSES	10

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid	Current - 0.00%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%1 of the amount of assets in the variable investment options. Current – 0.45%1 of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance2
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.08
Charge for a Representative Participant		Representative guaranteed charge - $0.563
Net Interest on Loans4	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.	The daily charge is based on the effective annual rate shown.
2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 46 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.14%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Prudential Series Fund – Class I Shares
Portfolios / Objectives	Style/Type	Subadvisers
Equity: Long -term growth of capital.	Large-Cap Core	Jennison
Global: Long-term growth of capital.	International - Equity	QMA LSV MCM T. Rowe Price William Blair
High Yield Bond: High total return.	Fixed Income – High Yield	PIM
Jennison: Long-term growth of capital.	Large-Cap Growth	Jennison
Money Market: Maximum current income consistent with the stability of capital and the maintenance of liquidity.	Fixed Income – Money Market	PIM
Small Capitalization Stock: Long-term growth of capital.	Small-Cap Core	QMA
Stock Index: Investment results that generally correspond to the performance of publicly-traded common stocks.	Large-Cap Core	QMA

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
American Century VP Value Fund1: Long-term capital growth.	Multi-Cap Value	ACIM
Janus Worldwide Portfolio2: Long-term growth of capital.	International – Equity	Janus Capital
MFS Research Series3: Capital appreciation.	Large-Cap Core	MFS
MFS Research Bond Series3: Total return with an emphasis on current income but also considering capital appreciation.	Fixed Income - Corporate	MFS
MFS Strategic Income Series3: Total return with an emphasis on high current income but also considering capital appreciation.	Fixed Income - Corporate	MFS
Neuberger Berman AMT Partners Portfolio1: Growth of capital.	Multi-Cap Value	NBM
T. Rowe Price Equity Income Portfolio: Substantial dividend income as well as long-term growth of capital.	Large-Cap Value	T. Rowe Price
T. Rowe Price New America Growth Portfolio: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
1.	Class I Shares
2.	Institutional Shares
3.	Initial Class Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	American Century Investment Management, Inc. ("ACIM")
•	Janus Capital Management LLC (“Janus Capital”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Charges and Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the underlying mutual funds deducts investment management fees and expenses.  They are described earlier in this supplement.

Monthly COI Charge

Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $24.57 and applies to certain insureds at age 99, who have terminated employment.  The lowest current rate per thousand is $0.12, and applies to insureds ages 50 and under, who are retired.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.12
45	$.12
55	$.28
65	$.67

Possible Additional Charges

For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance are:

•	Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003.
•
Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

There is a limited enrollment period for the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to11/5/2003.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

•	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue coverage prior to 1/1/2003.
•	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases in Face Amount

After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount

Your Face Amount will decrease only if you voluntarily choose to reduce it.

Conversion

If all or a part of your Face Amount of Insurance ends because ends for one of the reasons stated below,  you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health.  The reasons are:

•
Your employment ends, you transfer out of the covered classes, or the amount of your Face Amount Insurance is reduced by reasons of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class.

•	All Face Amount of Insurance that applies to you under the Group Contract for your class ends by amendment or otherwise.

To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

The amount of the individual contract cannot be more than the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave the Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential

We generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

American Century Variable Portfolios, Inc.:	Appendix 1
American Century VP Value Fund

Janus Aspen Series:	Appendix 2
Janus Worldwide Portfolio

MFS® Variable Insurance Trustsm:	Appendix 3
MFS Research Series

MFS® Variable Insurance Trustsm:	Appendix 4
MFS Research Bond Series

MFS® Variable Insurance Trustsm:	Appendix 5
MFS Strategic Income Series

Neuberger Berman Advisers Management Trust:	Appendix 6
Neuberger Berman AMT Partners Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 7
Equity Income Portfolio

T. Rowe Price Equity Series, Inc.:	Appendix 8
New America Growth Portfolio

The Prudential Series Fund Portfolio:	Appendix 9
Equity Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio